UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2017

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2017 annual meeting of shareholders (the “Annual Meeting”) of H&R Block, Inc. (the “Company”) on September 14, 2017 (the “Annual Meeting”), the shareholders of the Company approved the H&R Block, Inc. 2018 Long Term Incentive Plan (the “2018 Plan”), which will replace the Company’s 2013 Long Term Incentive Plan (the “2013 Plan”) for future equity awards to eligible participants under the 2018 Plan. The Company’s board of directors (the “Board”) approved the 2018 Plan, based on the recommendation of the Compensation Committee (the “Committee”), on July 19, 2017, subject to shareholder approval.
The 2018 Plan, which becomes effective on September 15, 2017, one business day following shareholder approval at the Annual Meeting (the “Effective Date”), provides for the grant of stock options, stock appreciation rights, restricted share awards, restricted share units (“RSUs”) awards, performance awards, and other awards to eligible participants. Subject to adjustment, the aggregate number of shares of Company common stock that are available for issuance pursuant to awards granted under the 2018 Plan is 15,000,000, less one share for every one share subject to an award granted under the 2013 Plan after June 30, 2017.
No additional awards will be granted under the 2013 Plan after the Effective Date. Outstanding awards under the 2013 Plan will continue to be to be governed by the 2013 Plan and the agreements under which they were granted.
A more complete description of the 2018 Plan is contained in the Company’s most recent proxy statement, dated August 2, 2017, as filed with the Securities and Exchange Commission (the “SEC”), under the heading “Proposal 5 - Approval of the 2018 Long Term Incentive Plan,” which is incorporated herein by reference. The descriptions of the 2018 Plan set forth herein and in the proxy statement are qualified in their entirety by reference to the full text of the 2018 Plan, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.
In addition, the Committee approved forms of equity award agreements for grants of RSUs and non-qualified stock options under the 2018 Plan. The forms of award agreement are identical to the forms of equity award agreement for RSUs and non-qualified stock options, respectively, approved by the Committee in June 2017 for use under the 2013 Plan, as described in the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2017, with updates to change references, where applicable, from the 2013 Plan to the 2018 Plan. The foregoing summary of the forms of equity award agreements is qualified in its entirety by reference to the full text of such forms, copies of which are filed as Exhibits 10.2 and 10.3 hereto, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on September 14, 2017.

(b)	The final voting results of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below.

1)	Each of the following nominees for director was elected to serve until the next annual meeting of shareholders or until a respective successor is elected and qualified:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Angela N. Archon	157,892,709	1,545,608	164,075	15,384,057
Paul J. Brown	157,991,768	1,434,006	176,618	15,384,057
Robert A. Gerard	158,581,581	810,773	210,038	15,384,057
Richard A. Johnson	157,957,877	1,469,474	175,041	15,384,057
David Baker Lewis	157,455,335	1,932,433	214,624	15,384,057
Victoria J. Reich	158,883,703	551,847	166,842	15,384,057
Bruce C. Rohde	157,914,927	1,509,394	178,071	15,384,057
Tom D. Seip	157,149,881	2,273,602	178,909	15,384,057
Christianna Wood	158,851,261	587,277	163,854	15,384,057

2)
The proposal for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,397,072	1,134,221	455,156	0

3)	The advisory proposal on the Company’s named executive officer compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,338,248	3,797,927	466,217	15,384,057

4)	In the advisory proposal on the frequency of holding future advisory votes on the Company’s named executive officer compensation, the shareholders recommended annual frequency as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
131,486,035	273,463	27,573,938	268,956	15,384,057

Based on the voting results set forth above, the Board has determined that future advisory votes by the Company’s shareholders on the Company’s named executive officer compensation will be conducted on an annual basis, until the next required non-binding advisory vote on this matter, which will be no later than the Company’s annual meeting of shareholders in 2023, or until the Board elects to implement a different frequency for such vote.

5)	The proposal to approve the 2018 Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,844,268	7,361,605	396,519	15,384,057

6)	The shareholder proposal regarding revisions to the Company’s proxy access bylaw was not approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,111,672	104,802,247	2,688,473	15,384,057

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	H&R Block, Inc. 2018 Long Term Incentive Plan
10.2	Form of 2018 Long Term Incentive Plan Award Agreement for Restricted Share Units
10.3	Form of 2018 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: September 14, 2017	By:/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number            Description

10.1                H&R Block, Inc. 2018 Long Term Incentive Plan

10.2	Form of 2018 Long Term Incentive Plan Award Agreement for Restricted Share Units

10.3	Form of 2018 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options